CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Common stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Common stock, Authorized shares	200,000,000	200,000,000
Common stock, issued shares	62,444,905	53,136,977
Preferred stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, Authorized shares	20,000,000	20,000,000
Preferred stock, issued shares	0	0